Exhibit 77(e)(1)


                               AMENDED SCHEDULE A

                               with respect to the

                     AMENDED INVESTMENT MANAGEMENT AGREEMENT

                                     between

                              ING SERIES FUND, INC.

                                       and

                              ING INVESTMENTS, LLC

Series                                       Annual Investment Management Fee
------                                       --------------------------------
                                           (as a percentage of daily net assets)

Brokerage Cash Reserves                         0.200% on first $1 billion
                                                 0.190% on next $2 billion
                                                  0.180% over $3 billion

ING 130/30 Fundamental Research Fund           0.800% on first $500 million
                                                0.750% on next $500 million
                                                  0.700% over $1 billion

ING Money Market Fund                          0.400% on first $500 million
                                                0.350% on next $500 million
                                                 0.340% on next $1 billion
                                                 0.330% on next $1 billion
                                                  0.300% over $3 billion

ING Balanced Fund                               0.750% on first $500 million
                                                0.675% on next $500 million
                                                   0.650% over $1 billion

ING Growth and Income Fund                      0.700% on first $250 million
                                                 0.650% on next $250 million
                                                 0.625% on next $250million
                                                0.600% on next $1.25 billion
                                                   0.550% over $2 billion

ING Global Science and Technology Fund         1.050% on first $500 million
                                                1.025% on next $500 million
                                                  1.000% over $1 billion

Series                                       Annual Investment Management Fee
------                                       --------------------------------
                                           (as a percentage of daily net assets)

ING Growth Fund                                0.700% on first $250 million
                                                0.650% on next $250 million
                                                0.625% on next $250 million
                                               0.600% on next $1.25 billion
                                                  0.550% over $2 billion

ING Index Plus LargeCap Fund                   0.450% on first $500 million
                                                0.425% on next $250 million
                                               0.400% on next $1.25 billion
                                                  0.375% over $2 billion

ING Index Plus MidCap Fund                     0.450% on first $500 million
                                                0.425% on next $250 million
                                               0.400% on next $1.25 billion
                                                  0.375% over $2 billion

ING Index Plus SmallCap Fund                   0.450% on first $500 million
                                                0.425% on next $250 million
                                               0.400% on next $1.25 billion
                                                  0.375% over $2 billion

ING International Equity Fund                  0.850% on first $250 million
                                                0.800% on next $250 million
                                                0.775% on next $250 million
                                               0.750% on next $1.25 billion
                                                  0.700% over $2 billion

ING Small Company Fund                         0.850% on first $250 million
                                                0.800% on next $250 million
                                                0.775% on next $250 million
                                               0.750% on next $1.25 billion
                                                  0.725% over $2 billion

ING Strategic Allocation Conservative Fund     0.800% on first $500 million
                                                0.775% on next $500 million
                                                0.750% on next $500 million
                                                0.725% on next $500 million
                                                  0.700% over $2 billion

Series                                       Annual Investment Management Fee
------                                       --------------------------------
                                           (as a percentage of daily net assets)

ING Strategic Allocation Growth Fund           0.800% on first $500 million
                                                0.775% on next $500 million
                                                0.750% on next $500 million
                                                0.725% on next $500 million
                                                  0.700% over $2 billion

ING Strategic Allocation Moderate Fund         0.800% on first $500 million
                                                0.775% on next $500 million
                                                0.750% on next $500 million
                                                0.725% on next $500 million
                                                  0.700% over $2 billion